2Q16 Financial and operating results for the period ended June 30, 2016 July 27, 2016 Unless otherwise specified, comparisons in this presentation are between 2Q16 and 2Q15. Exhibit 99.1

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on July 26, 2016, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before the net loss on the sale of CLIC and gain (loss) on reinsurance transactions, net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, other non- operating items, corporate interest expense and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 4

2Q16 Summary

CNO

(amounts in millions, except per share data)

Notable Items

- Continued franchise growth
  - First year collected premiums up 5%
  - NAP* down 3%
  - Total collected premiums up 4%
  - Policies in-force grew 1%
  - Annuity account values up 1%
- Operating EPS (excluding significant items) flat
- Returned an additional $75 million to shareholders
- Launched Bankers Life Securities, Inc. & Bankers Life Advisory Services, Inc.**

Operating Earnings Per Share Excluding Significant Items***



2Q15
$0.34
2Q16
$0.34

	2Q15	2Q16
Operating Earnings Excl. Significant Items***	$66.6	$60.8
Weighted Average Shares Outstanding	198.1	180.3

* New Annualized Premium ("NAP") includes 6% of annuity, 10% of single premium whole life deposits and 100% of all other new premiums on an annualized basis.

** Bankers Life Securities, Inc. and Bankers Life Advisory Services, Inc. are affiliated companies of the CNO Financial Group. Securities and variable annuities offered through **Bankers Life Securities, Inc.** Member FINRA/SIPC. Non affiliated insurance products offered through Bankers Life Securities General Agency, Inc. Securities and variable annuities offered through **Bankers Life Securities, Inc.** Member, FINRA/SIPC (dba BL Securities Inc, IA, MI, PA). Investment Advisory products and services offered by Bankers Life Advisory Services, Inc. SEC Registered Adviser, (dba BL Advisory Services, Inc, AK, IA, PA). **Investments are: Not Guaranteed, Involve Risk, May Lose Value.**

*** A non-GAAP measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016

5

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 6 2Q15 $61.3 3Q15 $59.9 4Q15 $69.1 1Q16 $60.3 2Q16 $58.5 $255.5 $282.1 $290.6 $294.5 $270.4 $348.4 $366.6 $363.9 $366.2 $357.8 2Q15 $603.9 3Q15 $648.7 4Q15 $654.5 1Q16 $660.7 2Q16 $628.2 First Year Premium Renewal Premium 2Q16 Sales and Distribution Results Bankers Life * Third party sales are excluded from NAP in all periods. ** Includes Medicare Advantage, Medicare supplement, PDP, Dental/Vision and ACA products (prior periods have been restated to include ACA product sales). ($ millions) Collected Premiums Third party policies sold** 4,273 2,980 20,711 3,703 3,148 Trailing 4-quarters third party fee income, net $16.4 $16.6 $17.6 $17.9 $18.2  First year collected premiums up 6%  NAP down 5%  Total collected premiums up 4% ‒ Life up 3% ‒ Annuities up 10% ‒ Medicare supplement up 2% ‒ LTC down 1%  Agent metrics ‒ New agent recruiting up 8% ‒ Average producing agents down 7% ‒ Agent productivity up 2%  Third party fee income up 11% New Annualized Premium *

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 7 $20.8 $20.2 $20.0 $20.1 $19.8 $141.1 $145.3 $143.6 $145.4 $145.4 2Q15 $161.9 3Q15 $165.5 4Q15 $163.6 1Q16 $165.5 2Q16 $165.2 First Year Premium Renewal Premium 2Q15 $25.7 3Q15 $25.8 4Q15 $26.3 1Q16 $23.4 2Q16 $24.2 Washington National 2Q16 Sales and Distribution Results ($ millions)  First year collected premiums down 5%  NAP down 6% ‒ Worksite sales up 8% ‒ Individual sales down 12%  Total collected premiums up 2% ‒ Supplemental health total collected premiums up 4%  Growth in PMA agent force ‒ Average producing agents up 5% Total supplemental health collected premiums $136.1 $138.6 $137.4 $141.1 $141.8 Collected Premiums New Annualized Premium

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 8 $12.8 $13.2 $12.9 $14.0 $13.8 $52.3 $53.5 $53.1 $56.1 $55.8 2Q15 $65.1 3Q15 $66.7 4Q15 $66.0 1Q16 $70.1 2Q16 $69.6 First Year Premium Renewal Premium 2Q16 Sales and Distribution Results Colonial Penn ($ millions) Collected Premiums Inforce Adjusted EBIT $13.3 $14.9 $14.8 $12.7 $14.1  First year collected premiums up 8%  NAP up 4%  Total collected premiums up 7%  Inforce Adjusted EBIT of $14.1 million, up 6% ‒ Full year 2016 total Adjusted EBIT guidance of $0-6 million 2Q15 $18.5 3Q15 $18.9 4Q15 $15.6 1Q16 $24.1 2Q16 $19.2 New Annualized Premium

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 9 2Q Consolidated Financial Highlights CNO * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.  Earnings Remain Strong ‒ Operating earnings per diluted share* of $0.35; $0.34 excluding significant items ‒ Bankers Life, Colonial Penn and Corporate segment results in-line with expectations; Washington National results impacted by persistency and higher claims ‒ Operating ROE* of 9.0%  Continued Strength in Cash Flows and Key Capital Measures ‒ Estimated consolidated risk-based capital of 448%, reflecting $42 million of dividends paid to the holding company ‒ Leverage* of 19.9% ‒ Holding company cash and investments of $376 million ‒ Repurchased $61 million of common stock at an average cost of $18.70 per share; repurchased $151 million YTD at an average cost of $17.57 ‒ Maintaining 2016 share repurchase guidance range of $275-$375 million, absent compelling alternatives ‒ Utilized substantially all of our life NOLs in 2Q16 and will become a taxpayer in 3Q16

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 10 $(5.0) $(4.4) $(4.9) $(5.1) $(7.0) $4.2 $0.6 $6.7 $(6.8) $3.0 $86.4 $79.8 $89.1 $69.9 $88.8 $29.1 $30.6 $31.3 $26.3 $21.5 2Q15 3Q15 4Q15 1Q16 2Q16 Corporate CP BLC WN ($ millions) * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Segment Earnings 2Q16 Earnings Segment Adjusted EBIT Excluding Significant Items* CNO $114.7 $106.6 $122.2 $84.3 $106.3  Bankers Life reflects favorable long- term care results partially offset by lower Medicare supplement margins  Washington National results impacted by persistency and elevated interest- adjusted benefit ratio  Colonial Penn results in-line with seasonal expectations  Corporate results reflect higher expenses

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 11 $134 $137 $138 $139 $141 65.7% 57.4% 57.5% 57.7% 61.6% 2Q15 3Q15 4Q15 1Q16 2Q16 Earned Premium Reported Benefit Ratio Adjusted Benefit Ratio** ($ millions) * Interest-adjusted benefit ratio (IABR); a non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. ** Adjusted benefit ratio; long-term care IABR* excluding impact of policyholder actions following rate increases Health Margins 2Q16 Highlights & Outlook CNO Washington National Supplemental Health IABR* Bankers Life Long-term Care IABR* Bankers Life Medicare Supplement $193 $193 $192 $193 $194 68.7% 71.5% 70.8% 71.1% 73.0% 2Q15 3Q15 4Q15 1Q16 2Q16 $121 $119 $119 $118 $118 84.6% 83.8% 79.6% 75.3% 77.9% 85.5% 82.4% 82.1% 2Q15 3Q15 4Q15 1Q16 2Q16  Medicare supplement benefit ratio of 73.0% is higher relative to prior year, but in-line with expectations  2H16 Outlook: Benefit ratio of 70-73%  Adjusted IABR* of 82.1%, excluding shock lapse impacts, in-line with expectations  2H16 Outlook: IABR* of 81-86%, excluding rate increase impacts  Supplemental health IABR* of 61.6% was elevated due to persistency and higher claims  2H16 Outlook: IABR* of 56-59%

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 12 $15.4 $30.3 $48.5 $93.1 $8.7 $7.9 $12.4 $18.3 $10.0 $13.6 Investment Results CNO ($ millions) Earned Yield*: 5.78% 5.68% 5.72% 5.47% 5.52% New Money Rate: 5.06% 5.21% 5.17% 4.90% 5.50% Average Invested Assets and Cash Realized Gains, Losses and Impairments * Earned Yield excludes FHLB. Pre-Pay / Call / Make- whole Income: $9.9 $5.6 $10.3 $6.3 $1.8 Gross Realized Gains Gross Realized Losses Impairments 2Q15 3Q15 4Q15 $66.8 1Q16 $13.2 $23.3 $23.1 $42.7 $51.0 $21,956 $22,042 $22,219 $22,323 $22,640 $302.1 $298.2 $303.2 $291.0 $295.8 2Q15 3Q15 4Q15 1Q16 2Q16 Net Investment Income 2Q16 $102.2 $103.1 Alternative Investment Income: $0.7 ($0.3) ($0.5) ($3.7) $4.6 $22.3 $34.9  Low market yields throughout 2Q, offset by tactical allocation to high yield and alternatives  Lower level of prepayment and make-whole income  Alternative investment results improved  Significantly reduced level of portfolio turnover in light of low market reinvestment yields  Continued favorable impairment results

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 13 CNO Wrap-up  Continued investments in growth & efficiency ‒ New products to better serve the customer ‒ Agent recruiting process changes ‒ Distribution technology ‒ Customer experience enhancements  Diversification of business model enables CNO to adapt to changing environments

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 14 Questions and Answers

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 15 Appendix

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 16 Energy Sector Overview June 30, 2016  Current exposure $1.4 billion compared to $1.6 billion at 12/31/15  Reasonably calibrated to enterprise capital, is highly diversified, and has improved risk characteristics  Portfolio underwritten to withstand a prolonged period of $30 oil  Net unrealized gain of $82 million at 6/30/16  Exposure remains substantially IG (84%)  HY (16%) weighted towards higher rated BB category and less volatile sectors (e.g., midstream)  Continue to expect most significant portfolio impact of low oil prices to be downgrades (RBC): YTD impact of 4 RBC points 50.1% 28.5% 6.5% 10.7% 4.3% Midstream Independent E&P Oilfield Services Integrated Other 12.8% 71.1% 15.6% 0.5% A or Better BBB BB >BB

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 17 Producing Agent Counts 1st Yr 2nd Yr 3rd Yr + Total Qtr Avg (3) 1st Yr 2nd Yr 3rd Yr + Total Qtr Avg (3) 6/30/2016 2,196 588 1,854 4,638 4,608 425 130 377 932 928 3/31/2016 2,182 626 1,895 4,703 4,548 418 117 372 907 904 12/31/2015 2,051 584 1,927 4,562 4,565 410 127 367 904 899 9/30/2015 2,077 601 1,871 4,549 4,693 411 115 365 891 892 6/30/2015 2,484 606 1,891 4,981 4,939 423 132 346 901 882 3/31/2015 2,468 657 1,894 5,019 4,850 344 127 340 811 830 12/31/2014 2,258 664 1,868 4,790 4,842 365 128 337 830 831 12/31/2013 2,557 693 1,718 4,968 5,046 335 112 296 743 756 12/31/2012 2,429 662 1,600 4,691 4,850 298 108 269 675 687 12/31/2011 2,461 600 1,587 4,648 4,702 12/31/2010 2,199 668 1,486 4,353 4,391 12/31/2009 2,564 662 1,513 4,739 4,742 12/31/2008 2,489 651 1,324 4,464 4,417 12/31/2007 2,198 554 1,231 3,983 4,034 (1) Defined as the number of agents that have sold at least one policy in the period (2) Defined as active PMA appointed agents with $1,000 or more of New Annualized Premium in the prior 12 months (3) Agent counts at the end of each month used to calculate the average for the quarter Bankers Life (1) Washington National (2)

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 18 2Q16 Holding Company Liquidity CNO ($ millions) 2Q16 YTD Cash and Investments Balance - Beginning $374.7 $382.2 Sources Net Dividends from Insurance Subsidiaries 41.9 130.6 Dividends from Non-insurance Subsidiaries 1.1 9.0 Interest/Earnings on Corporate Investments 5.4 10.0 Surplus Debenture Interest 12.1 24.2 Service and Investment Fees, Net 26.7 28.5 Other 3.3 3.3 Total Sources 90.5 205.6 Uses Interest 21.1 21.8 Share Repurchases 52.0 145.7 * Common Stock Dividend 14.3 27.0 Holding Company Expenses and Other 6.0 25.7 Total Uses 93.4 220.2 Non-cash changes in investment balances 3.9 8.1 Unrestricted Cash and Investments Balance - 6/30/2016 $375.7 $375.7 * Includes $3.7 million of purchases from 4Q 2015 that settled in 1Q 2016.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 19 Non-Life $838 Life $4 Loss Carryforwards Valuation Allowance Leveraging Considerable Tax Assets CNO ($ millions) 2Q 2016 Loss Carryforwards $177** Outlook and Value v  Expect modest future valuation allowance releases  Life NOLs were substantially utilized in 2Q 2016  Will become a taxpayer in 3Q 2016  Cash flows will be reduced by an estimated $17 million per quarter  Majority of non-life NOL’s expire in 2023  Estimated economic value of $450 million @ 10% discount rate Non-Life * Excludes $13 million related to state operating loss carryforwards and $2 million related to capital loss carryforwards. ** Excludes $10 million related to state operating loss carryforwards. $842*

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 20 The table below summarizes the financial impact of significant items on our 2Q2015 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 2Q15 Significant Items CNO Net Operating Income: Bankers Life $ 86.4 $ - $ 86.4 Washington National (1) Colonial Penn Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 60.8 $ 5.8 $ 66.6 Net operating income per diluted share* $ 0.31 $ 0.03 $ 0.34 Three months ended June 30, 2015 Actual results Significant items Excluding significant items 119.7 20.1 9.0 29.1 9.0 114.7 (11.9) - (11.9) 4.2 - 4.2 110.7 9.0 93.8 9.0 102.8 33.0 3.2 (5.0) - (5.0) 36.2 105.7 (1) Pre-tax earnings in the Washington National segment included $9 million of unfavorable reserve developments in the supplemental health block related to claims incurred in prior periods. * A non-GAAP measure. See pages 25 and 27 for a reconciliation to the corresponding GAAP measure.

3Q15 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 3Q2015 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2015		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 79.8	$ -	$ 79.8
Washington National	30.6	-	30.6
Colonial Penn	0.6	-	0.6
Adjusted EBIT from business segments	111.0	-	111.0
Corporate Operations, excluding corporate interest expense	(11.9)	7.5 (1)	(4.4)
Adjusted EBIT	99.1	7.5	106.6
Corporate interest expense	(11.3)	-	(11.3)
Operating earnings before tax	87.8	7.5	95.3
Tax expense on operating income	31.0	-	31.0
Net operating income *	$ 56.8	$ 7.5	$ 64.3
Net operating income per diluted share*	$ 0.30	$ 0.03	$ 0.33

(1) Pre-tax earnings in the Corporate segment included the impact of current market conditions on the value of investments backing our Company-owned life insurance ("COLI") utilized as a vehicle to fund Bankers Life's agent deferred compensation plan. It should be noted that changes in the value of COLI investments are not subject to income tax.

* A non-GAAP measure. See pages 25 and 27 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016

21

4Q15 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 4Q2015 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended December 31, 2015			
	Actual results	Significant items		Excluding significant items
Net Operating Income:				
Bankers Life	$ 121.2	$ (32.1)	(1)	$ 89.1
Washington National	32.3	(1.0)	(2)	31.3
Colonial Penn	6.7	-		6.7
Adjusted EBIT from business segments	160.2	(33.1)		127.1
Corporate Operations, excluding corporate interest expense	(0.7)	(4.2)	(3)	(4.9)
Adjusted EBIT	159.5	(37.3)		122.2
Corporate interest expense	(11.3)	-		(11.3)
Operating earnings before tax	148.2	(37.3)		110.9
Tax expense on operating income	51.2	(11.6)		39.6
Net operating income *	$ 97.0	$ (25.7)		$ 71.3
Net operating income per diluted share*	$ 0.52	$ (0.14)		$ 0.38

(1) Pre-tax earnings in the Bankers segment included: (i) $25.8 million of favorable impacts from our comprehensive annual actuarial review including the net impact from model enhancements and changes in assumptions related to mortality, long-term interest rates and the spread earned on fixed index annuities; and (ii) the $6.3 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

(2) Pre-tax earnings in the Washington National segment included $1.0 million of favorable impacts from our comprehensive annual actuarial review.

(3) Pre-tax earnings in the Corporate segment included a $4.2 million positive impact of current market conditions on the value of investments backing our Company-owned life insurance ("COLI") used as a vehicle to fund Bankers Life's agent deferred compensation plan.

* A non-GAAP measure. See pages 25 and 27 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016

22

1Q16 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 1Q2016 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended March 31, 2016			
	Actual results	Significant items		Excluding significant items
Net Operating Income:				
Bankers Life	$ 77.6	$ (7.7)	(1)	$ 69.9
Washington National	26.3	-		26.3
Colonial Penn	(6.8)	-		(6.8)
Adjusted EBIT from business segments	97.1	(7.7)		89.4
Corporate Operations, excluding corporate interest expense	(8.1)	3.0	(2)	(5.1)
Adjusted EBIT	89.0	(4.7)		84.3
Corporate interest expense	(11.4)	-		(11.4)
Operating earnings before tax	77.6	(4.7)		72.9
Tax expense on operating income	28.0	(1.7)		26.3
Net operating income *	$ 49.6	$ (3.0)		$ 46.6
Net operating income per diluted share*	$ 0.27	$ (0.01)		$ 0.26

(1) Pre-tax earnings in the Bankers segment included the $7.7 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

(2) Pre-tax earnings in the Corporate segment included $3.0 million of accelerated stock compensation expense releated to retirement eligible employees.

* A non-GAAP measure. See pages 25 and 27 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016

23

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 24 The table below summarizes the financial impact of significant items on our 2Q2016 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 2Q16 Significant Items CNO * A non-GAAP measure. See pages 25 and 27 for a reconciliation to the corresponding GAAP measure. Net Operating Income: Bankers Life $ 93.3 $ (4.5) (1) $ 88.8 Washington National Colonial Penn Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 63.7 $ (2.9) $ 60.8 Net operating income per diluted share* $ 0.35 $ (0.01) $ 0.34 Three months ended June 30, 2016 Actual results Significant items Excluding significant items 113.3 21.5 - 21.5 (4.5) 106.3 (11.4) - (11.4) 3.0 - 3.0 117.8 (4.5) 99.4 (4.5) 94.9 35.7 (1.6) (7.0) - (7.0) 34.1 110.8 (1) Pre-tax earnings in the Bankers segment included the $4.5 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

Quarterly Earnings

CNO

($ millions)

	2Q15	3Q15	4Q15	1Q16	2Q16
Bankers Life	$ 86.4	$ 79.8	$ 121.2	$ 77.6	$ 93.3
Washington National	20.1	30.6	32.3	26.3	21.5
Colonial Penn	4.2	0.6	6.7	(6.8)	3.0
Adjusted EBIT from business segments	110.7	111.0	160.2	97.1	117.8
Corporate operations, excluding interest expense	(5.0)	(11.9)	(0.7)	(8.1)	(7.0)
Adjusted EBIT*	105.7	99.1	159.5	89.0	110.8
Corporate interest expense	(11.9)	(11.3)	(11.3)	(11.4)	(11.4)
Operating earnings before taxes	93.8	87.8	148.2	77.6	99.4
Tax expense on period income	33.0	31.0	51.2	28.0	35.7
Net operating income	60.8	56.8	97.0	49.6	63.7
Net realized investment gains (losses), net of related amortization	(10.4)	(19.0)	(15.8)	(1.0)	12.0
Fair value changes in embedded derivative liabilities, net of related amortization	25.7	(15.7)	14.6	(29.5)	(16.5)
Fair value changes related to the agent deferred compensation plan	-	-	15.1	(6.0)	(12.3)
Loss on extinguishment of debt	(32.8)	-	-	-	-
Other	(3.6)	(0.7)	(1.8)	(0.6)	0.1
Non-operating income (loss) before taxes	(21.1)	(35.4)	12.1	(37.1)	(16.7)
Income tax expense (benefit):					
On non-operating income (loss)	(7.1)	(12.4)	4.3	(13.0)	(5.9)
Valuation allowance for deferred tax assets	-	-	(32.5)	(20.0)	(7.0)
Net non-operating income (loss)	(14.0)	(23.0)	40.3	(4.1)	(3.8)
Net income	$ 46.8	$ 33.8	$ 137.3	$ 45.5	$ 59.9

*Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, other non-operating items, corporate interest expense and taxes ("Adjusted EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) net realized investment gains (losses); (2) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals; (3) fair value changes related to the agent deferred compensation plan; (4) loss on extinguishment of debt; (5) charges in the valuation allowance for deferred tax assets; and (6) other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities. The table above provides a reconciliation of Adjusted EBIT to net income.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016

25

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 26 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

	2Q15	3Q15	4Q15	1Q16	2Q16
Net income applicable to common stock	$ 46.8	$ 33.8	$ 137.3	$ 45.5	$ 59.9
Non-operating items:					
Net realized investment (gains) losses, net of related amortization	10.4	19.0	15.8	1.0	(12.0)
Fair value changes in embedded derivative liabilities, net of related amortization	(25.7)	15.7	(14.6)	29.5	16.5
Fair value changes related to the agent deferred compensation plan	-	-	(15.1)	6.0	12.3
Loss on extinguishment of debt	32.8	-	-	-	-
Other	3.6	0.7	1.8	0.6	(0.1)
Non-operating income (loss) before taxes	21.1	35.4	(12.1)	37.1	16.7
Income tax (expense) benefit:					
On non-operating (income) loss	7.1	12.4	(4.3)	13.0	5.9
Valuation allowance for deferred tax assets	-	-	32.5	20.0	7.0
Net non-operating (income) loss	14.0	23.0	(40.3)	4.1	3.8
Net operating income (a non-GAAP financial measure)	$ 60.8	$ 56.8	$ 97.0	$ 49.6	$ 63.7
Per diluted share:					
Net income	$ 0.24	$ 0.18	$ 0.73	$ 0.25	$ 0.33
Net realized investment (gains) losses (net of related amortization and taxes)	0.03	0.07	0.05	-	(0.04)
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	(0.08)	0.05	(0.05)	0.11	0.06
Fair value changes related to the agent deferred compensation plan (net of taxes)	-	-	(0.05)	0.02	0.04
Valuation allowance for deferred tax assets and other tax items	-	-	(0.17)	(0.11)	(0.04)
Loss on extinguishment of debt (net of taxes)	0.11	-	-	-	-
Other	0.01	-	0.01	-	-
Net operating income (a non-GAAP financial measure)	$ 0.31	$ 0.30	$ 0.52	$ 0.27	$ 0.35

CNO Financial Group | 2Q2016 Earnings | July 27, 2016

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CNO Financial Group | 2Q2016 Earnings | July 27, 2016 28 2Q15 3Q15 4Q15 1Q16 2Q16 Operating income 60.8$ 56.8$ 97.0$ 49.6$ 63.7$ Weighted average shares outstanding for basic earnings per share 195,857 190,259 185,608 180,350 178,323 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 2,216 2,106 2,342 1,778 1,944 Weighted average shares outstanding for diluted earnings per share 198,073 192,365 187,951 182,128 180,267 Operating earnings per diluted share 0.31$ 0.30$ 0.52$ 0.27$ 0.35$ A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands): Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

	2Q15	3Q15	4Q15	1Q16	2Q16
Total shareholders' equity	$ 4,364.2	$ 4,171.0	$ 4,138.5	$ 4,226.6	$ 4,456.2
Shares outstanding for the period	193,467,712	186,741,760	184,028,511	179,098,447	176,240,559
Book value per share	$ 22.56	$ 22.34	$ 22.49	$ 23.60	$ 25.28
Total shareholders' equity	$ 4,364.2	$ 4,171.0	$ 4,138.5	$ 4,226.6	$ 4,456.2
Less accumulated other comprehensive income	(605.0)	(510.4)	(402.8)	(540.5)	(777.8)
Adjusted shareholders' equity excluding AOCI	$ 3,759.2	$ 3,660.6	$ 3,735.7	$ 3,686.1	$ 3,678.4
Shares outstanding for the period	193,467,712	186,741,760	184,028,511	179,098,447	176,240,559
Dilutive common stock equivalents related to:					
Stock options, restricted stock and performance units	2,243,615	2,176,988	2,311,877	1,803,822	1,744,508
Diluted shares outstanding	195,711,327	188,918,748	186,340,388	180,902,269	177,985,067
Book value per diluted share (a non-GAAP financial measure)	$ 19.21	$ 19.38	$ 20.05	$ 20.38	$ 20.67

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Information Related to Certain Non-GAAP Financial Measures

Interest-adjusted benefit ratios

The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance. The interest-adjusted benefit ratio excluding the impact of rate increases eliminates the release of reserves due to the impact of policyholder actions following rate increases.

	2Q15	3Q15	4Q15	1Q16	2Q16
Bankers Life					
Long-term care benefit ratios					
Earned premium	$ 120.5	$ 119.0	$ 118.6	$ 118.5	$ 118.3
Benefit ratio before imputed interest income on reserves	140.7%	141.1%	137.1%	132.9%	134.7%
Interest-adjusted benefit ratio	84.6%	83.8%	79.6%	75.3%	77.9%
Interest-adjusted benefit ratio, exluding the impact of reserve releases due to rate increases	84.6%	83.8%	85.5%	82.4%	82.1%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 18.6	$ 19.3	$ 24.2	$ 29.3	$ 26.2
Adjusted underwriting margin (excluding the impact of reserve releases due to rate increases)	18.6	19.3	17.2	20.9	21.1
Washington National					
Supplemental health benefit ratios					
Earned premium	$ 134.4	$ 136.6	$ 138.0	$ 139.2	$ 140.9
Benefit ratio before imputed interest income on reserves	90.3%	81.7%	81.8%	81.2%	85.7%
Interest-adjusted benefit ratio	65.7%	57.4%	57.5%	57.7%	61.6%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 46.1	$ 58.2	$ 58.6	$ 58.9	$ 54.0

CNO Financial Group | 2Q2016 Earnings | July 27, 2016

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CNO Financial Group | 2Q2016 Earnings | July 27, 2016 31 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before the net loss on sale of CLIC and gain (loss) on reinsurance transactions, net realized investment gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other non-operating items consisting primarily of equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (“net operating income,” a non- GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 32 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): 2Q15 3Q15 4Q15 1Q16 2Q16 Operating income 266.6$ 246.8$ 274.7$ 264.2$ 267.1$ Operating income, excluding significant items 265.9$ 260.7$ 262.3$ 248.8$ 243.0$ Net Income 300.9$ 217.3$ 270.7$ 263.4$ 276.5$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,027.6$ 3,009.4$ 2,992.3$ 2,981.7$ 2,977.9$ Average common shareholders' equity 4,692.0$ 4,563.1$ 4,425.5$ 4,290.9$ 4,236.6$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryfo wards (a non-GAAP financial measure) 8.8% 8.2% 9.2% 8.9% 9.0% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.8% 8.7% 8.8% 8.3% 8.2% Return on equity 6.4% 4.8% 6.1% 6.1% 6.5% Trailing twelve months ended (Continued on next page)

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 33 Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (dollars in millions): Operating Operating earnings, earnings, excluding Net excluding significant income - Operating Significant significant items - trailing Net trailing earnings items (a) items four quarters income four quarters 3Q14 76.6$ (7.1)$ 69.5$ 266.8$ 117.4$ 73.5$ 4Q14 69.1 0.6 69.7 272.3 83.9 51.4 1Q15 60.1 - 60.1 270.6 52.8 332.2 2Q15 60.8 5.8 66.6 265.9 46.8 300.9 3Q15 56.8 7.5 64.3 260.7 33.8 217.3 4Q15 97.0 (25.7) 71.3 262.3 137.3 270.7 1Q16 49.6 (3.0) 46.6 248.8 45.5 263.4 2Q16 63.7 (2.9) 60.8 243.0 59.9 276.5 (a) - The significant items have been discussed in prior press releases. (Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions):

	Twelve months ended				
	2Q15	3Q15	4Q15	1Q16	2Q16
Pretax operating earnings (a non-GAAP financial measure)	$ 413.5	$ 381.5	$ 422.8	$ 407.4	$ 413.0
Income tax (expense) benefit	(146.9)	(134.7)	(148.1)	(143.2)	(145.9)
Operating return	266.6	246.8	274.7	264.2	267.1
Non-operating items:					
Net loss on sale of CLIC and gain (loss) on reinsurance transactions	34.9	2.9	-	-	-
Net realized investment gains (losses), net of related amortization	(0.8)	(23.8)	(36.1)	(46.2)	(23.8)
Fair value changes in embedded derivative liabilities, net of related amortization	(4.6)	(20.2)	11.9	(4.9)	(47.1)
Fair value changes related to the agent deferred compensation plan	(15.0)	(15.0)	15.1	9.1	(3.2)
Loss on extinguishment or modification of debt	(32.8)	(32.8)	(32.8)	(32.8)	-
Other	(9.9)	(9.3)	(13.2)	(6.7)	(3.0)
Non-operating income (loss) before taxes	(28.2)	(98.2)	(55.1)	(81.5)	(77.1)
Income tax expense (benefit):					
On non-operating income (loss)	(11.6)	(34.6)	(18.6)	(28.2)	(27.0)
Valuation allowance for deferred tax assets	(50.9)	(34.1)	(32.5)	(52.5)	(59.5)
Net non-operating income (loss)	34.3	(29.5)	(4.0)	(0.8)	9.4
Net income	$ 300.9	$ 217.3	$ 270.7	$ 263.4	$ 276.5

(Continued on next page)

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 34

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders' equity, is as follows (dollars in millions):

	1Q14	2Q14	3Q14	4Q14
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,996.0	$ 3,032.6	$ 3,028.0	$ 3,045.3
Net operating loss carryforwards	948.0	885.6	834.7	817.6
Accumulated other comprehensive income	766.2	926.1	859.3	825.3
Common shareholders' equity	$ 4,710.2	$ 4,844.3	$ 4,722.0	$ 4,688.2

	1Q15	2Q15	3Q15	4Q15
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 3,026.1	$ 2,989.7	$ 2,924.9	$ 3,011.6
Net operating loss carryforwards	793.3	769.5	735.7	724.1
Accumulated other comprehensive income	934.2	605.0	510.4	402.8
Common shareholders' equity	$ 4,753.6	$ 4,364.2	$ 4,171.0	$ 4,138.5

	1Q16	2Q16
Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,975.3	$ 3,010.1
Net operating loss carryforwards	710.8	668.3
Accumulated other comprehensive income	540.5	777.8
Common shareholders' equity	$ 4,226.6	$ 4,456.2

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 35

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 36 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 2Q15 3Q15 4Q15 1Q16 2Q16 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,027.6$ 3,009.4$ 2,992.3$ 2,981.7$ 2,977.9$ Net operating loss carryforwards 818.3 791.4 767.3 745.3 722.4 Accumulated other comprehensive income 846.1 762.3 665.9 563.9 536.3 Common shareholders' equity 4,692.0$ 4,563.1$ 4,425.5$ 4,290.9$ 4,236.6$ Trailing Four Quarter Average

CNO Financial Group | 2Q2016 Earnings | July 27, 2016 37 Information Related to Certain Non-GAAP Financial Measures 2Q15 3Q15 4Q15 1Q16 2Q16 Corporate notes payable 909.2$ 909.8$ 911.1$ 911.5$ 912.0$ Total shareholders' equity 4,364.2 4,171.0 4,138.5 4,226.6 4,456.2 Total capital 5,273.4$ 5,080.8$ 5,049.6$ 5,138.1$ 5,368.2$ orporat debt to capital 17.2% 17.9% 18.0% 17.7% 17.0% Corporate notes payable 909.2$ 909.8$ 911.1$ 911.5$ 912.0$ Total shareholders' equity 4,364.2 4,171.0 4,138.5 4,226.6 4,456.2 Less accumulated other comprehensive income (605.0) (510.4) (402.8) (540.5) (777.8) Total capital 4,668.4$ 4,570.4$ 4,646.8$ 4,597.6$ 4,590.4$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 19.5% 19.9% 19.6% 19.8% 19.9% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows ($ in millions):